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                                                                           EXHIBIT 10.22
                                                                 ---------------------------------
                                                                 Confidential Treatment Requested
                                                                 under 17 C.F.R(S)(S)200.80(b)(4)
                                                                 200.83 and 230.406
                                                                 --------------------------------
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                           MASTER SERVICES AGREEMENT
                           -------------------------

     THIS MASTER SERVICES AGREEMENT ("Agreement"), dated as of the 27th day of February, 1998 ("Effective Date"), is made by and between TeleCorp Holding Corp., Inc, a Delaware corporation ("TeleCorp") and Entel Technologies, Inc., a Delaware corporation ("Entel").

                             EXPLANATORY STATEMENT

     TeleCorp desires to engage Entel ("General Contractor") to perform numerous different types of services related to TeleCorp's planned personal communication services ("PCS") system (the "System"). These services consist of site acquisition, construction management, program management, microwave relocation and engineering services (each a "Service", collectively the "Services"), all of which are more specifically set forth below. TeleCorp and Entel therefore, in consideration of the mutual promises and covenants contained herein, agree as follows:


1.   TRADING AREAS AFFECTED; COMMITMENT; TELECORP'S
     ACQUISITION OF LICENSES

     AT&T Wireless PCS, Inc. ("AT&T") is the license-holder for the FCC "A", "B" and "D" Block licenses for the Major Trading Areas listed on Schedule C attached
                                                             ----------
hereto, and TeleCorp is the license-holder for FCC "F" Block licenses for the Basic Trading Areas listed on Schedule C attached hereto, (all such areas are
                              ----------
hereinafter referred to as the "Service Area"). TeleCorp is a presently in negotiations with AT&T for the transfer of AT&T's license rights to TeleCorp PCS, Inc.

11.  RELATIONSHIP OF PARTIES

     A.   Independent Contractor Relationship.

          The parties intend by this Agreement to establish an independent contractor relationship. Neither party nor their employees shall be agents or legal representatives of the other party for any purpose. Neither party shall have the authority to act for, bind, or commit the other party. Entel and TeleCorp agree that this Agreement does not establish or create a relationship of employer-employee, principal-agent, or a franchise, joint venture, or partnership for any purpose whatsoever.

     B.   Employees

          During the term of this Agreement, neither party shall solicit nor accept for employment any senior management employees of the other party without first obtaining the express written consent of the other party. TeleCorp shall have the first right to select which of Entel's project managers shall provide Services hereunder and over any employee of Entel currently rendering services for TeleCorp. TeleCorp shall have the right to request, in writing and upon five
(5) days' notice to Entel, that a particular employee of Entel perform no further work in connection

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          with this Agreement. Entel agrees that it will immediately honor any such request made by TeleCorp.

     C.   Independent Contractors

          Entel shall act as a manager in its capacity as a general contractor. Without relieving Entel of any of its obligations hereunder, Entel may engage independent contractors to perform any of the construction Services. Entel shall be responsible, but subject to TeleCorp's approval, for selecting the non-Entel persons, contractors, subcontractors, and agents to perform the construction Services to be performed or managed by Entel hereunder. In the event that Entel does retain independent contractors to perform Services, Entel shall be responsible for selecting, contracting, and paying such independent contractors, and Entel shall not bind TeleCorp or cause TeleCorp to be bound to any such independent contractor contract (or agreement of any kind whatsoever), without TeleCorp's written consent at its sole discretion. TeleCorp shall have the right to approve any such non-Entel persons and to approve the terms and conditions of any contract therewith entered into by Entel. All such independent contractors shall provide, to TeleCorp's satisfaction, appropriate licenses and insurance.

     D.   Contracts With Affiliates

          Entel may contract with any affiliate of Entel to provide goods or services beyond those which its employees would perform, it if deems the same to be necessary or advisable for construction of the Sites. All such contracts shall be subject to prior written approval by TeleCorp in its sole discretion.

111. REQUIRED SERVICES

     A.   Site Acquisition Services and Program Management Services

          In the course of building out the System, TeleCorp shall, based on its System network grid, establish small geographic areas within which a cell site or transmission tower shall be located, based on the network grid's RF design (a "Search Ring"). TeleCorp will provide to Entel its System network grid, with the established Search Rings overlaid thereon. TeleCorp will assign to Entel no less than [***] Search Rings, via Schedule A attached hereto which shall be amended
                             ----------
from time to time. At no time will the number of Search Rings assigned to Entel on Schedule A drop below [***]. Entel shall provide the following services (all
   ----------
of which shall be hereinafter referred to collectively as the "Site Acquisition Services") within the Search Rings for TeleCorp, but Entel shall not be the exclusive provider thereof. With respect to each Search Ring, Entel shall perform the following services:

          1. Search Ring Background Workup. Entel shall prepare a zoning, construction, and land use analysis of the geographic area covered by each Search Ring, which will include, at a minimum:

               a.   Listing of all state and local jurisdictions;

               b.   Zoning process descriptions;

               c. Zoning maps in both hardcopy and softcopy formats, to the extent possible;




* Confidential Treatment Requested

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          d.   Zoning application forms, and estimates of necessary fees;

          e.   Zoning meeting schedules;

          f. Sample construction and land use permit applications, forms, estimates of necessary fees, identity of permitting authorities and their various meeting schedules;

          g. Contact information (name, address, affiliation, phone, e-mail and fax) for key zoning, construction, and land use permitting personnel;

          h. Background report on community awareness, issues, and concerns related to PCS infrastructure deployment;

          i.   Identified Federal Aviation Administration (FAA) restrictions;

          j.   Identified environmental restrictions.

2.        Site Identification, Acquisition, Zoning and Permitting


          a. Entel shall identify at least two possible locations on which a cell site or transmission tower could be located (a "Site") within each Search Ring. Each candidate Site shall be submitted to TeleCorp, which will certify in writing to Entel whether each such Site meets TeleCorp's requirements for cost, availability, ability to be zoned, ability to be permitted, ability to be constructed and suitability to RF engineering. Submission of the Site shall be made to the person designated by TeleCorp from time to time. Prior to the closing with AT&T under that certain Securities Purchase Agreement dated January 23, 1998, among TeleCorp PCS, Inc., AT&T and certain other parties (the "Closing"), TeleCorp shall not be obligated to make such certification within a particular time frame, or at all. After the Closing, TeleCorp shall make such certification within five
               (5) business days of the Site's Submission.

          b. Entel shall negotiate the purchase or lease of at least one (1) certified Site within each Search Ring. Purchase or lease terms shall, upon completion of their negotiation by Entel, be submitted to TeleCorp in writing, and TeleCorp shall accept or reject same, in writing (acceptance may be by execution of documents presented, if appropriate). Prior to the Closing, TeleCorp shall not be obligated to accept or reject such terms within a particular time frame, or at all, but after the Closing, TeleCorp shall accept or reject such terms within thirty (30) business days of submission to TeleCorp by Entel.

          c. As part of its Site identification efforts in a, above, Entel shall make available to TeleCorp any Sites which it can offer on a bulk basis or which have been screened as "friendly" Sites. Entel shall

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present to TeleCorp a comprehensive database of such Sites, and shall indicate the availability and lease rate of each site. Friendly Sites are collection structures such as buildings, towers, water tanks, billboards, signs, rooftops, etc. that meet TeleCorp's minimum required height and for which leases can be secured, zoning can be obtained and construction of PCS Equipment may be installed.

          d. At the express written direction of TeleCorp, Entel shall order title abstracts, coordinate a full title search, and/or obtain title insurance for approved and accepted Sites.

          e. At the express written direction of TeleCorp, Entel shall coordinate a "Phase 1" or other environmental surveys for approved and accepted Sites.

          f. Entel shall obtain all land use permits and/or zoning variances required for each approved and accepted site, if any, are necessary. If no approvals or variances are required, Entel shall provide proof thereof. In connection with obtaining these approvals and variances, Entel shall:

               i. Submit complete zoning applications with all necessary exhibits;

               ii. At TeleCorp's request, attend necessary meetings, including zoning hearings, planning meetings, and community meetings, as a representative of TeleCorp;

               iii. At TeleCorp's request, coordinate community outreach programs, expert witness testimony, and other measures which may be required to assure the zoning, construction, and land use of approved and accepted Sites.

               iv. Secure all required construction permits on behalf of TeleCorp.

     3.   Documentation of Site Acquisition Services.

          Entel shall maintain a comprehensive record (both hardcopy and electronic copy, when possible) indexed by Site, which shall include the following elements, at a minimum:

          a. Site Survey Report for each of the Sites presented to TeleCorp for approval in Section III.A.2.a. above, consisting of property name, address, latitude, longitude, photos, site owner or property manager contact information, and proposed lease rate or purchase price;

          b. For each of the approved and accepted sites, the fully executed lease agreement or purchase document with all exhibits;

          c. For each of the approved and accepted Sites, the copy of zoning, construction, and land use applications and zoning variance requests, if any, with all exhibits;

          d. For each of the approved and accepted Sites, the copy of the land use permits;

          e. For each of the approved and accepted Sites, the Landlord approval of construction plans, and other indicia of compliance with lease terms;

          f. For each of the approved and accepted Sites, copy of the construction permits.

     4.   Organizational Interfaces

          a. Entel shall work at the explicit direction of TeleCorp at all times. Entel shall designate one or more points of contact, as it deems efficient, in order to communicate effectively with TeleCorp. Entel shall obtain TeleCorp's explicit approval before obligating TeleCorp financially, contractually, or otherwise.

          b. Entel shall coordinate the activities of the Architectural and Engineering (A&E) firms during the site acquisition phase, to include the development of site-specific drawings for landlord approval and for zoning purposes.

          c. Entel shall coordinate all site visits during the site acquisition phase, to include at a minimum: site surveys, technical team visits, drive tests, construction surveys, A&E surveys, geotechnical surveys, and environmental surveys.

          d. Entel shall work to ensure a smooth transition of site-related activities from Site Acquisition to Construction Management.

          e. Entel shall procure on behalf of TeleCorp required discretionary ' (zoning, construction, and land use) entitlements and other permits, including building permits required for completion of Sites from state and local government authorities and from agencies of the United States Government, other than the Federal Communications Commission ("FCC").

          f. Entel will work with the TeleCorp finance department to set up a cost tracking and reporting system that meets the General Ledger and Asset Management needs of TeleCorp. Entel will ensure that they coordinate their accounting policies and procedures as they relate to activity under this contract to ensure compliance and compatibility (including, but not limited to, a seamless electronic interface of data) with TeleCorp's finance department.



     B.  Construction Management and Program Management Services

         Entel shall perform the following services (all of which shall be hereinafter referred to collectively as the "Construction Management Services") for TeleCorp, for each site chosen within each of the Search Rings assigned via Schedule A, (a "Schedule A Site") and for other sites for which Entel has not provided Site Acquisition Services. The sites for which Entel shall provide the Construction Management Services which are not the Sites within the Search Rings listed on Schedule A shall be assigned to Entel via written addenda issued from time to time by

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TeleCorp in the form of Schedule B (a "Schedule B Site") to this Agreement. All
                        ----------
sites for which Entel will perform Construction Management Services, whether Schedule A sites or Schedule B sites, shall hereinafter be referred to as the "CMS Sites." The Construction Management Services to be performed by Entel are as follows:

               1. Sites for which Entel provided Site Acquisition Services. For all approved and accepted sites for which Entel's Site Acquisition Services have been performed, Entel shall, as required by TeleCorp, continue its work on such Sites by acting as the construction manager in the capacity of general contractor to TeleCorp.

               2. Sites for which Entel did not provide Site Acquisition Services. For all Sites which are not Sites for which Entel has performed Site Acquisition Services, and provided that such sites are presented to Entel via Schedule B for
                                                          --------------
                    Construction Management Services with all of the work completed which Entel would have performed had it been engaged by TeleCorp to perform Site Acquisition Services, then Entel shall act as the construction manager in the capacity of general contractor to TeleCorp for such sites. TeleCorp covenants that it will make available the records and files of all previously performed site acquisition work to Entel as Entel may reasonably request.

               3. The Minimum Construction Management Services which Entel shall perform include:

                    a. Awarding, via a bid process resulting in not less than [***] bids per contract, contracts for the performance of soil tests, geotechnical, plat and topographical surveys, investigation of flood and water drainage issues, tower construction, foundations, tenant improvement, grounds and landscaping, and thereafter negotiating the terms of all such contracts, all of which shall be entered into by Entel and the other contract party directly;

                    b. Upon completion of the foregoing negotiations, submitting these contracts to TeleCorp in writing, which after the Closing shall accept or reject same, in writing (acceptance may be by execution of documents presented, if appropriate, within [***] of submission to TeleCorp by Entel.

                    c. Ordering and permitting access and delivery for the installation of commercial electrical power.

                    d. Permitting access to, arranging for, scheduling accepting delivery of telephone service as ordered to be installed by Entel.





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                    e.   Management and supervision of day-to-day construction
                         activities, including

                         i.      Site access preparation;

                         ii.     Site preparation;

                         iii.    Site excavation and leveling;

                         iv.     Foundation construction;

                         v.      Electrical connection, power, and grounding;

                         vi.     Tower construction;

                         vii.    Wind-load testing;

                         viii.   Structural reinforcement;

                         ix. Antenna mounting and coaxial routing and mounting;

                         x.      Placement of OEM equipment;

                         xi.     Safety and OSHA compliance.

               4.   Entel Operating Standards.

                    a. All construction activities shall fully comply with TeleCorp's standards for quality, as well as with all local, state, and national codes and laws.

                    b. Entel shall coordinate the performance of geotechnical, plat and topographical surveys. Entel shall coordinate the investigation of flood and drainage issues.

                    c. Entel shall present and fully implement a comprehensive safety program. Entel shall demonstrate its corporate safety record. Entel shall document and report safety hazards, environmental concerns, and other abnormal situations immediately.

               5.   Subcontractor and Supplier Management.

                    a. Entel shall select all subcontractors and suppliers. Entel shall develop subcontractor and supplier selection standards. Entel shall implement a subcontractor and

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                    supplier election process that reflects the best interests of TeleCorp at all times.

                    b. Entel shall maintain full responsibility to TeleCorp for quality, cost, delivery, and performance of all subcontractor and supplier goods and services.

               6. Materials Management. Entel shall provide all construction materials with the exception of PCS equipment. Entel shall identify all long-lead parts and materials to take appropriate action to ensure that these items are obtained without adverse impact to TeleCorp's cost or schedule objectives. Entel shall select, order, and track all material purchases.

               7. Final Deliverables. As the final deliverable of its Construction Management Services, Entel shall deliver to TeleCorp a written Close-out Report for each CMS site within [***] days of completion, which shall include a thorough and fully approved close out package of all Sites. Close out activities shall include, but are not limited to final inspection, punch list development and resolution, and final walk-through and inspection with TeleCorp. Entel shall not have completed close out until it has received notice from TeleCorp of completed close out following final walk-through and inspection, which notice shall not be unreasonably withheld, but in any event shall be within [***] days of final walkthrough and inspection.

               8. Documentation of Construction Management Service. Entel shall maintain comprehensive records for each site for which it performs Construction Management Services, indexed by CMS Site, which shall include the following, at a minimum:

                    a.   land use permit,

                    b.   construction and related permit,

                    c.   current construction status,

                    d. detailed financial accounting records, including but not limited to, approved purchase orders price quotations and selections criteria; and verification of goods or services received.

               9.   Organizational Interfaces.

                    a. Entel shall work at the explicit direction of TeleCorp at all times. Entel shall designate one or more points of contact, as it deems efficient, in order to communicate effectively with TeleCorp. Entel shall obtain TeleCorp's explicit prior written approval before obligating TeleCorp financially, contractually, or otherwise.




* Confidential Treatment Requested

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                    b.   Entel shall coordinate the activities of the
                         Architectural and Engineering (A&E) firms during the construction phase, to include ensuring that basic site drawings provided by TeleCorp are tailored to the specific requirements of individual Sites.

                    c. Entel shall coordinate all site visits during the construction phase, to include at a minimum: site surveys, technical team visits, drive tests, construction surveys, architectural and engineering surveys, geotechnical surveys, and environmental surveys.

                    d. Entel will work with the TeleCorp finance department to set up a cost tracking and reporting system that meets the General Ledger and Asset Management needs of TeleCorp. Entel will ensure that they coordinate their accounting policies and procedures as they relate to activity under this contract to ensure compliance and compatibility (including, but not limited to, a seamless electronic interface of data) with TeleCorp's finance department.

                    e. Entel shall coordinate its Construction Management Services with TeleCorp to insure that each Site delivered by Entel pursuant to the terms of this Agreement shall be ready for delivery and installation of equipment in accordance with TeleCorp's equipment vendor contracts, and that all conditions to such equipment vendor's installation of equipment and performance of services on a Site, attributed to Entel on the responsibility Matrix set forth on Schedule E hereto, shall have been fulfilled. No Site shall be deemed completed unless it has been delivered to TeleCorp in accordance with the terms of this Section B.9.e.



     C.   Program Management Services

          In connection with, and as a tracking and indexing mechanism for its provision of Site Acquisition and Construction Management Services pursuant to this Agreement, Entel shall develop, implement and maintain a deployment plan (the "Deployment Plan") which tracks all activities and costs associated with the performance of Site Acquisition Services and Construction Management Services for each Site. The Deployment Plan is:

          1. Entel shall develop and implement a quality assurance program, which ensures that all activities are performed to the highest quality standards.

          2. Entel shall develop and implement a comprehensive cost accounting system compatible with TeleCorp's financial systems

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               that includes, at a minimum: procedures for conducting financial transactions; financial tracking and management; and comprehensive financial reporting.

          3. Entel shall develop and implement comprehensive reporting mechanisms so that detailed site progress is tracked on a daily basis, and complete reports are provided when required by TeleCorp, not less frequently than [***].

          4. Entel shall develop and implement a comprehensive filing system that ensures that all relevant site information is organized and available. Entel shall seek to use electronic means whenever possible. Entel shall ensure the physical security of the filing system.

          5. Entel shall manage and coordinate interaction among site acquisition, construction, management, and the A&E firm. Entel shall ensure that both formal and informal communications among these disciplines are effective and in the best interests of TeleCorp.

          6. Entel shall manage and coordinate interactions between the infrastructure development staff (site acquisition and construction management) and other disciplines involved in the system deployment (e.g., RF engineering, network engineering, marketing). Entel shall ensure that both formal and informal communications among these disciplines are effective and in the best of interests of TeleCorp.

     D.   Microwave Relocation Services

          Entel, utilizing the Comsearch IQ Clear spectrum sharing tool, procured and provided by Entel, will supply to TeleCorp labor, services, resources, and consultation necessary to perform microwave relocation and spectrum clearing services ("Microwave Services"). The Microwave Services include Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment, Drive test Frequency Selection, and Prior Coordination Notices. The Microwave Services also include Negotiations and Program Management for the relocation of interfering paths.

          1. Spectrum Sharing Engineering Study and Analysis and Initial Market Assessment

               Entel will perform spectrum sharing studies, as required, for selected frequency(ies), in each assigned BTA and frequency, based on either a generic RF design or the design information provided by TeleCorp. Entel will utilize the results of the analysis in performing the following steps as required to complete assessment of interfering paths/incumbents identified in the spectrum sharing study including status and initial budgetary analysis for each path.




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          2.   Service Description

               a.   Spectrum Sharing Analysis
                    Entel will perform spectrum sharing studies, as required, for each assigned BTA and frequency. The reiterative studies will be based on RF design information provided by TeleCorp, and will identify all microwave paths that could affect or be affected by TeleCorp's proposed PCS systems, based on FCC guidelines on interference avoidance.

               b.   Review and Catalog Path Data
                    Review information from the spectrum sharing analysis on a per market and per incumbent basis for both co-channel and adjacent channel paths. Information such as number of links, equipment and modulation type, capacity, site names and locations for each path will be logged for use during negotiations and relocation program management.

               c.   Path Prioritization
                    Entel will develop technical parameters for the interfering co and adjacent channel paths to establish negotiation and relocation strategies and path priorities.

               d.   Review of Incumbent Data
                    Entel will review incumbent system data on a per link basis and compare the information against FCC database information to determine whether the incumbent is operating on a primary status with a current license.

               e. Path Status Verification and Initial Incumbent Assessment Entel will contact each incumbent to confirm database information, verify path status, i.e. active, negotiated, or decommissioned. If the incumbent has not entered into an agreement with another PCS licensee, then Entel will assess the incumbent's willingness to negotiate, identify strategic information, and discuss preliminary relocation options.

               f.   Assessment Of Previously Negotiated Paths
                    Entel will attempt to obtain the terms and status of each relocation agreement entered into between an incumbent and other PCS licensee(s). Entel will attempt to obtain a copy of the agreement, provided that it is not protected by a non-disclosure agreement. Entel will determine whether the dates agreed upon in the relocation agreement meet TeleCorp's requirements.

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               g.   Estimate Comparable Relocation Costs
                    Estimate relocation costs on a per incumbent and per market basis for paths that are determined to be active or co-channel paths that have been negotiated and/or relocated. Information such as system type and architecture, number of links required to be relocated, tower heights and typical system usage will be used to develop the cost estimates.

               h.   Route Mapping
                    Develop route maps on a per incumbent and per market basis delineating co-channel and adjacent channel active paths.

               i.   Drive Test Frequency Selection
                    Entel will complete the spectrum analysis and provide TeleCorp with the require drive test frequencies for the assigned BTS locations (if a non-interfering frequency is available).

               j.   Prior Coordination Notices
                    Entel will prepare Prior Coordination Notices (PCN(s)), mail PCNs to incumbents and clearinghouses, and coordinate responses and objections to PCNs, as required.

               k.   Deliverables
                    Entel will provide TeleCorp with periodic reports containing the following information:

                    i.     Copies of FCC licenses for each identified path;

                    ii. Comparable cost documentation for each active path or for each co-channel paths which have been negotiated and/or relocated;

                    iii. Detailed budgetary cost analysis on a per BTA and. frequency basis;

                    iv.    Route maps;

                    v.     Frequency relocation contract templates;

                    vi. Upon clearing of each region or market, Entel shall provide;

                    vii.   Drive Test Frequencies as required; and

                    viii.  Copies of Filed PCNs.

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          3.   Negotiations and Program Management

               a.   Introductory Mailing.
                    Entel will identify the proper technical and negotiation contact for each incumbent and send and introductory mailing packet containing general information on microwave relocation and specific information about TeleCorp and its proposed course of action.

               b.   Negotiation Parameters.
                    Entel will work with TeleCorp to develop negotiation parameters acceptable to TeleCorp. These parameters should be established prior to the commencement of negotiations so that settlements may be negotiated expeditiously.

               c.   Development of Negotiation Strategies.
                    Entel will work with TeleCorp to develop optimal negotiation strategies for each incumbent and market. These strategies will be based upon the size and location of each incumbent's network, considering whether the incumbent is present in multiple TeleCorp markets, TeleCorp's priorities and its willingness to provide various relocation alternatives.

               d.   Initiate Negotiations.
                    Entel will negotiate with incumbent to reach an agreement
                    that conforms to TeleCorp's   relocation schedule and cost
                    parameters.

               e. Additional Negotiation and Finalization of Agreement for Amended Relocation Dates.
                    If a path has been negotiated by another PCS licensee, but the relocation date(s) are unacceptable to TeleCorp, then Entel will initiate negotiations with the incumbent, other PCS licensee(s) or both to alter the unacceptable relocation dates and bring them into conformity with TeleCorp's relocation priorities.

               f.   Negotiation Strategy.
                    Entel will re-assess negotiation parameters and strategies as required based on discussions with incumbents, additional information obtained from incumbent meeting, and any modifications to TeleCorp's deployment schedule.

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               g.   Contract Templates.
                    TeleCorp's inside counsel shall review and modify, as required, the contract templates that Entel provides to TeleCorp. The parties agree that these pre-approved contract templates are essential for enabling Entel to conclude negotiations in an efficient and expedient manner.

               h.   Finalize Relocation Terms.
                    Entel will provide the proposed business terms to TeleCorp for approval.

               i.   Finalize Relocation Agreement.
                    Once TeleCorp has approved the business terms, Entel, shall work with TeleCorp's counsel to facilitate the negotiation and execution of the final relocation agreement between TeleCorp and the incumbent.

               j.   Frequency Coordination.
                    Entel will order frequency coordination. If required, Entel will prepare the required FCC license applications for incumbent's signature and submit such applications to the FCC.

               k.   Detailed Relocation System Design.
                    Entel will order engineering services required to design and engineer the microwave path including path and site surveys and network system design.

               l.   Third Party Proposals.
                    Entel will obtain and review third party proposals for equipment and/or services, including but not limited to construction, installation, testing and training and other services required to implement the turnkey replacement and make a recommendation to TeleCorp as to which proposal to accept.

               m.   Tower Stress and Foundation Analysis.
                    Entel will order any required tower and foundation analyses. Entel will coordinate and program manage the entire process.

               n.   Tower Options Analysis.
                    Entel will review results of the tower and/or foundation analyses and based on the recommendation made by the Supplier, determine most cost-effective option such as structural strengthening, replacement, or alternate courses of action.

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               o.   Leased Facilities.
                    In the event that an incumbent transfers its operations to leased facilities and requests TeleCorp's assistance in the transfer, Entel will coordinate the transfer of the facilities to alternate leased by the scheduled decommissioning date.

               p.   Relocation Plan.
                    Entel will develop a relocation plan that sets forth detailed relocation requirements including equipment procurement requirements, time line requirements, system performance requirements and detailed installation requirements. These detailed installation requirements will include testing, acceptance, and commissioning requirements.

               q.   Installation Feasibility Analysis.
                    Entel, in coordination with a third party equipment supplier and installer will conduct an installation feasibility analysis in order to identify detailed installation requirements and to ensure that decommissioning objectives are met.

               r.   Installation Oversight
                    Entel will supervise the installation of the replacement system to ensure that the old system is decommissioned on schedule and that the incumbent is satisfied with the installation of the replacement system.

               s.   Tower Modification Oversight.
                    Entel will monitor third party Suppliers' performance to encourage timely completion of their obligations.

               t.   Documentation Review.
                    Entel will review "as-build 'documentation prepared by third party Suppliers, verify completion of third party supplier contractual requirements, and recommend to TeleCorp to proceed with final payment based on acceptance criteria.

               u.   Incumbent Acceptance.
                    Entel will obtain final incumbent acceptance of equipment and facility installation. Entel will work toward incumbent's satisfaction that the contractual obligations by TeleCorp and its subcontractors (if applicable) have been met.

               v.   Final Cost Documentation.
                    Entel will provide TeleCorp with a final accounting of the costs incurred to perform the turnkey relocation project.

               w.   Monitoring of Incumbent's Performance Obligations.
                    For paths that resulted in a cash transaction between Incumbent and TeleCorp, Entel will monitor incumbent to encourage compliance with contractual obligations and report such status to TeleCorp.

               x.   Decommissioning Notification.
                    Entel will notify TeleCorp of completion of the relocation and provide TeleCorp with copies of FCC Form 415S and/or FCC licenses indicating that the 2 GHz frequencies have been removed and decommissioned.

          4.   Documentation for Microwave Services

               a. Entel will provide TeleCorp the following deliverables on a per incumbent basis:

                    i.     Signed offer letter;

                    ii.    Executed contract between incumbent and TeleCorp;

                    iii. Periodic reports containing the status on incumbent compliance with the frequency relocation agreement including status on path decommissioning.

               b. Where applicable, Entel shall provide to TeleCorp the following information:

                    i.     Test reports;

                    ii.    Procurement documentation;

                    iii.   Project management reports;

                    iv.    Equipment test certification;

                    v. Photos, drawings and other information obtained from site visits;

                    vi.    Cut-over documentation; and

                    vii.   Equipment removal certification.

               c. Entel shall provide TeleCorp with copies of FCC Form 415s for decommissioned paths.

     E.   Engineering Services

          Entel shall perform certain engineering services relating to the development of the System, including fixed network design ("Engineering Services"), when specifically requested to do so, in writing, by TeleCorp, pursuant to Schedule D.
            ----------

IV.  PAYMENT

     A.   Payments to Contractors

          Entel shall be responsible for making all payments due to contractors and subcontractors selected by, or contracted with, Entel to perform services and to provide materials at the Sites in connection with Services rendered hereunder. TeleCorp may advise Entel in writing that TeleCorp will pay them directly. Entel shall present copies of all such invoices relating to construction of the Sites which Entel has paid to TeleCorp, and TeleCorp shall then provide Entel reimbursement of such disbursements plus [***]% of such disbursements within thirty (30) days of Entel's submission of said invoices to TeleCorp.

          Entel shall furnish evidence satisfactory to TeleCorp that all labor furnished and material consumed by Entel during the invoice period has been paid in full and that the Services are not subject to liens or claims on account thereof. TeleCorp may withhold payment of the invoice until Entel furnishes such evidence.

          TeleCorp retains the right to directly dispute any material default under any agreement between Entel and any materials or service provider to the extent such agreement authorizes Entel to so dispute, provided that TeleCorp shall provide written notice to Entel of TeleCorp's election to dispute. Upon notice of TeleCorp's election to dispute, Entel shall cease all payments to the disputed services or materials provider until such time as TeleCorp authorizes Entel to resume payment schedule. Nothing in this Section IV.A., shall relieve TeleCorp of its obligations to make reimbursement payments to Entel under this
Section IV, provided that TeleCorp may suspend such reimbursement payments for all invoices paid by Entel following a stop payment/dispute notice from TeleCorp. If TeleCorp disputes the amount of expenses of fees claimed by Entel, then as between Entel and TeleCorp, such dispute shall be resolved in accordance with Section X.

          Entel shall pay all taxes, duties, and assessments of every nature due in connection with the Site Development Services, and shall invoice TeleCorp for said taxes on a reimbursable basis. Entel hereby indemnifies and holds harmless TeleCorp and its subsidiaries, affiliates, stockholders, directors, officers and agents from any and all liability on account of any and all such taxes, duties, assessments, and deductions.

     B.   Compensation for Services

     I .  Site Acquisition and Program Management Services Fees

          a.   Per Site Fees for Site Acquisition
               In consideration for performance of the Site Acquisition, TeleCorp shall pay Entel, [***] per site, in the manner set forth below:




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
----------------------------------------------------------------------------
                           Milestone                              Amount Due
----------------------------------------------------------------------------
[***]                                                             $ [***]
----------------------------------------------------------------------------
[***]                                                             $ [***]
----------------------------------------------------------------------------
[***]                                                             $ [***]
----------------------------------------------------------------------------
[***]                                                             $ [***]
----------------------------------------------------------------------------


          b. Per Site fees for Program Management Services. In consideration for performance of the Program Management Services, TeleCorp shall pay Entel, [***]per site, [***]upon [***], and [***] upon [***].

          c.   Reimbursement for Per Site Advances

               i.   Non-Reimbursable Costs.
                    Entel's compensation for the Site Acquisition Services shall be inclusive of customary out-of-pocket expenses incurred by Entel in the performance of its obligations hereunder ("Per Site Fee"), including, without limitation;

                    [***].

                    Any extraordinary or other expenses that Entel should reasonably anticipate incurring, which are not customarily incurred in the ordinary course of business, must be pre-approved by TeleCorp in order for Entel to receive reimbursement for such expenditures.

               ii.  Reimbursable Costs.
                    In the event that Entel contracts directly with third parties, trade contractors and subcontractors in connection with its provision of Services., the following expenses (in addition to other expenses which the parties may agree to from time to time) shall be considered pass through costs and be reimbursed to Entel to the




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

                    extent not paid directly by TeleCorp in accordance with IV(a) above, provided, however, that TeleCorp shall be obligated to reimburse expenses incurred by Entel only with respect to which Entel had received express written direction from TeleCorp.:

                    [***].





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



          d.   Withdrawal.
               In the event TeleCorp elects to withdraw a Site assigned to Entel, TeleCorp shall give Entel notice of such withdrawal, and shall pay Entel [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other amounts due hereunder for work completed on the Site as of the date of TeleCorp's withdrawal notice and substitute the withdrawn Site with an alternative site within [***] days ("Alternative Site"). If TeleCorp does not issue an Alternative Site within [***] days of withdrawing a Site from the Minimum Number of [***] Search Rings, then Entel shall be entitled to receive [***] of the entire Per Site Fee for site Acquisition Services for the site withdrawn.

          e.   Search Rings Design.
               In the event that TeleCorp redesigns a search ring beyond 1.5 miles of an urban or suburban Site or 4 miles of a rural Site, rendering unnecessary such Site that it had previously approved and for which Entel has begun but not yet completed all Site Acquisition Services, then TeleCorp shall pay Entel [***]% for all site acquisition services completed at the time that the notice of redesign is received by Entel. For all site acquisition services rendered for the redesigned search ring TeleCorp shall pay Entel an additional [***]% of the milestone installments due for all milestone installments to be performed and [***] of all milestone installments to be



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


               performed for the first time.

          f.   Additional Services.
               In the event TeleCorp desires Entel to perform isolated tasks associated with a Site which is not assigned to Entel on Schedule
                                                                     -----------
               A or B, TeleCorp shall pay Entel [***].[***].
               -

          g.   Statements.
               Entel shall provide TeleCorp with statements showing in reasonable detail the calculation of the Per Site Fees earned during the last calendar month not more than thirty (30) calendar days following the end of each calendar month. The Per Site Fee shall be paid by TeleCorp to Entel within thirty (30) days following such submission of invoices by Entel unless disputed by TeleCorp as provided below.

     2.   Construction Management and Program Management Services Fees.

               a.   Per CMS Site Fees
                    In consideration for performance of the Construction Management Services ("CMS"), TeleCorp shall pay Entel $[***] per Site in the manner set forth below.

----------------------------------------------------------------------------
                           Milestones                             Amount Due
----------------------------------------------------------------------------
[***]                                                              $[***]
----------------------------------------------------------------------------
[***]                                                              $[***]
----------------------------------------------------------------------------
[***]                                                              $[***]
----------------------------------------------------------------------------

     The aggregate amount of the milestone payments to Entel for the Construction Management Services delivered to TeleCorp shall be [***] per CMS Site.

               b.   Withdrawal
                    In the event TeleCorp elects to withdraw a CMS Site, TeleCorp shall give Entel notice of such withdrawal, and shall pay Entel [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other work completed on the withdrawn CMS Site as of the date of TeleCorp's withdrawal notice and substitute the withdrawn CMS Site with an alternative site within [***] days ("Alternative CMS Site"). If





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               TeleCorp does not issue an Alternative CMS Site within sixty days of withdrawing a CMS Site, then Entel shall be entitled to receive [***]% of the entire Construction Management Fee, for the CMS Site withdrawn.

     3.  Microwave Relocation Services Fees

          a.   Regional Compensation.
               TeleCorp shall pay Entel a fixed price of [***] (the "Total Fee") for Microwave Services for the TeleCorp Regions, on a per region basis, as set forth in the following table:

-------------------------------------------------------------------------------------------------------------------------
       Services                    [***]                    [***]                    [***]                    Total
--------------------------------------------------------------------------------------------------------------------------
Spectrum Sharing,
 Drive Test Frequency,
 and Prior                        $[***]                   $[***]                   $[***]                   $[***]
 Coordination Notice
 Fees
--------------------------------------------------------------------------------------------------------------------------
 Negotiations and                 $[***]                   $[***]                   $[***]                   $[***]
 Relocation Program
 Management Fee
--------------------------------------------------------------------------------------------------------------------------
 Total Fee per Region
 and Total Fee for All            $[***]                   $[***]                   $[***]                   $[***]
 TeleCorp Regions
--------------------------------------------------------------------------------------------------------------------------


          b.   Payment Schedule

               i. TeleCorp shall pay Entel [***] equal payments (each a "Monthly Payment") as follows:

                    a.  [***] per month for the [***];

                    b.  [***] per month for the [***]; and

                    C.  [***] per month for the [***].





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               ii.   [***].

               iii. [***]. Invoices shall be due and payable by TeleCorp within [***] days of the date of receipt by TeleCorp. TeleCorp shall review the invoices and notify Entel in writing within [***] days of receipt of the invoice of any objection or question TeleCorp may have in connection with the invoice. If any items are disputed, only the disputed items may be withheld from payment. The remaining undisputed portion of the invoice shall be paid in accordance with the terms of this Agreement.

               iv. [***]. Entel shall notify TeleCorp upon completion of all applicable steps set forth in the Scope of Work for all interfering paths located in the applicable region. TeleCorp, within [***] of receipt of such notification, shall either approve final payment or specifically identify remaining steps for completion by Entel. Entel shall complete any remaining steps identified by TeleCorp and notify TeleCorp of such completion. Upon receipt of final approval by TeleCorp, Entel shall submit an invoice to TeleCorp for [***] of the applicable region.

               v. TeleCorp may withhold Monthly Payments if Entel fails to provide either timely or quality Services, and such failure has not been cured within [***] of Entel's receipt of written notice of such deficiency. Such withheld payments, shall be due immediately upon Entel's cure of the deficiency to TeleCorp's satisfaction.

          c.   Reimbursement

               i.    Non-Reimbursable Costs
                     The total fee for Microwave Services set forth herein is inclusive of the following expenses:

                     [***]



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               ii.  Reimbursable Costs

                    Entel's service fees for Microwave Services in connection with the TeleCorp Regions include those set forth in Section
                    IV.13.3. hereof. TeleCorp and Entel specifically agree, however, that TeleCorp will be additionally liable for the cost of the following items in connection with relocation (collectively "Pass Through Expenses"), provided, however, that TeleCorp shall be obligated to reimburse expenses incurred by Entel only with respect to which Entel had received express written direction from TeleCorp:

                    [***].



     C.   Timing of Payment

          All invoices shall be sent to TeleCorp's mailing address and marked:
Attn: Accounts Payable. Entel shall invoice TeleCorp in accordance with the payment schedule set forth herein. Such invoice, after receipt in form satisfactory to TeleCorp, and subject to verification by TeleCorp, shall be paid within thirty (30) days of receipt by TeleCorp. Invoices must be sent in accordance with the invoicing instructions provided in this Agreement. All invoices must indicate the FEIN # 52-1924331 and the correct code per line item as invoices. These codes will be provided to Entel by TeleCorp.

     D.   Payment Disputes

          If TeleCorp disputes the amount of expenses or fees claimed by Entel, TeleCorp shall notify Entel in writing, in the manner set forth in Section V.C.1.a, prior to making such payment, and shall pay when due all amounts not in dispute. If the disputed matter cannot be resolved informally between the parties, either TeleCorp or Entel may request arbitration pursuant to Section X of the Agreement.





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


     E.   Liabilities

          Entel shall remain solely responsible for all matters relating to compensation, unemployment, disability insurance, social security, withholding, and all other federal, state, and local laws, rules and regulations governing such matters.

     F.   Applicability of Section

          Payment shall be due Entel from TeleCorp under the provisions of this Section with respect to all Services performed by Entel for TeleCorp.

     G.   Interest

          All fees and reimbursable expenses due under this Agreement which shall remain unpaid for a period of greater than [***] shall bear interest at the greater of the rate of [***]% per month or the maximum permitted by law unless such amount is under dispute pursuant to Paragraph IV. D above.

V.   TERM AND TERMINATION

     A.   Term

          The Agreement shall have an initial term of [***] commencing on the Effective Date. The Agreement shall renew automatically for consecutive additional [***] unless it is sooner terminated pursuant to the remainder of this Section V.

     B.   Termination Without Cause

          Termination Without Cause.

          TeleCorp may terminate this Agreement or the provision of any Service by Entel hereunder upon [***] prior written notice for any reason or no reason, provided, however, that upon finalization of the Performance Schedule, defined below, such [***] period shall be changed to [***]. For purposes of this Section B, Performance Schedule shall mean a detailed schedule of mutually agreeable performance standards customary in the industry to be agreed upon by the parties within [***] after the Closing (the "Performance Schedule").

          Upon any termination hereunder, Entel shall be entitled to any amounts owed hereunder whether such amounts were incurred prior to or after the Closing; provided that such amounts have TeleCorp's prior approval.

     C.   Termination for Cause

          1.   Termination for Cause.

               Either party shall have the right to terminate the provision of any Service to be provided pursuant to this Agreement, for cause, if the other party has





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



               materially failed to perform its obligations with respect to that Service, and (i) written notice of such failure has been provided to the breaching party in a form reasonably calculated to allow the breaching party to (a) acknowledge the failure and cure same or (b) dispute the failure, and (ii) the breaching party has failed to dispute or to cure the failure within [***] of receiving such notice.

          2.   Termination Notice.

               If either party intends to terminate any Service it shall do so, subject to this Agreement, by sending a written notice by facsimile and confirmed by reputable overnight carrier able to provide proof of delivery, specifying which Service it intends to terminate and for what cause. A notice of termination duly sent shall be effective upon sending by overnight courier.

          3. Upon any termination of this Agreement, Entel shall use its best efforts to assign any subcontracts relating to the Services to TeleCorp.

VI.  INSURANCE

     A.   Entel's Required Insurance

          Entel shall maintain in effect, without interruption, on an annual basis, during the term of this Agreement, the following insurance policies:

     1. Commercial General Liability (Bodily Injury and Property Damage). Insurance coverage with endorsement evidencing coverage for contractual liability. The limits of this insurance shall not be less than:

          a.  Each Occurrence Limit    $1,000,000

          b.  General Aggregate Limit  $2,000,000

     2. Comprehensive Automobile Liability insurance covering the ownership, operation and maintenance of allowed, non-owed, and hired motor vehicles, in limits not less than $1,000,000 for bodily injury and property damage per occurrence.

     3. Worker's Compensation Insurance with statutory limits and Employer's Liability Insurance with limits of not less than $1,000,00 for each accident.

     4. Professional Liability (errors and omissions) insurance of not less than $1,000,000 for each occurrence) with endorsement evidencing coverage for contractual liability.

     5. All foregoing insurance shall provide for an effective date no later than the Effective Date of this Agreement. Entel agrees to maintain such coverage in effect without interruption on an annual basis for so long as this




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          Agreement is in effect. TeleCorp shall be included as an additional insured on Entel's Commercial General Liability insurance. Entel agrees to obtain such insurance from nationally recognized carriers at commercially reasonably rates. Entel's obligations under this Agreement, including its indemnification obligations under Section XI A., will not be affected by Entel's obtaining or failure to obtain any insurance coverage required under Us Section VI.

     6. Entel shall provide TeleCorp with Certificates of Insurance from its insurance agent or broker or insurance company evidencing the above coverage and limits.

     7. All insurance policies required to be maintained hereunder shall be issued by companies that hold a current rating of not less than a B+V111, according to Best Key Rating Guide, unless this requirement is expressly waived in writing by the other party.

VII.  REPRESENTATIONS, WARRANTIES AND COVENANTS

      A.  Mutual Representations, Warranties and Covenants

          Each party represents and warrants to the other party, which representations and warranties shall continue for the term of the Agreement and the consummation of the transactions herein contemplated, that:

          1. it has full power and authority to execute and perform under the Agreement;

          2. the execution, delivery and performance of the Agreement have been duly authorized by all necessary action on the part of such party and the Agreement is binding and enforceable against such party in accordance with its terms;

     The parties covenant and agree to use their best efforts to cooperate with each other in the performance of their respective obligations under the Agreement, and to take no action that will interfere with the performance by the other party of such obligations.

     B.   Entel's Representations, Warranties, and Covenants

     1. Entel is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and that, as of the Effective Date, it is qualified to do business in and is in good standing under the laws of the following states: Virginia, Louisiana, Texas, Missouri, Illinois, Arkansas, Indiana, Kentucky, Tennessee, Maine, Massachusetts, and New Hampshire.

     2. Entel warrants it shall perform the Services in accordance with the current standards of care and diligence normally practiced by recognized firms in performing services of a similar nature. [***].





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          [***].

     3. Entel shall comply with all local, municipal, state, federal, and governmental laws, orders, codes, and regulations applicable to Entel's provision of Services. Entel has all necessary licenses to perform the Services and shall provide copies of same to TeleCorp.

     4. The rates and fees charged for each Service hereunder by Entel are, and during the term of this Agreement will be, no less favorable than the terms offered by Entel to any other existing or future customer of Entel for services comparable in nature and scope to those provided by Entel hereunder and taking into account appropriate adjustments for volume discounts. Entel shall conduct an annual internal audit of its agreements to confirm compliance with this covenant and the Chief Financial Officer of Entel shall certify such compliance in writing to TeleCorp on each anniversary of this Agreement. TeleCorp shall be entitled to secure a third-party audit of Entel in the event that TeleCorp reasonably believes that Entel has failed to comply with this provision. If at any time during the term of this Agreement, Entel provides more favorable rates, or fees to another customer, such terms hereunder shall be automatically retroactively amended to conform to such other rates or fees and Entel shall promptly refund any excess payment.

     C.   Telecorp's Representations, Warranties and Covenants

     1. TeleCorp represents and warrants that all information which it shall provide to Entel in connection with Entel's performance of Service hereunder shall be true and complete in all material respects.

     2. TeleCorp covenants that, in a timely fashion, it shall provide all information which Entel reasonably requests, not otherwise freely available to Entel, deemed necessary or desirable by Entel in the course of its provision of the Services, including, but not limited to, information to be supplied in connection with the zoning, permitting or construction process.

     3. TeleCorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

VIII.  CONFIDENTIAL INFORMATION

     A.   Use of Confidential Information

     In order to permit the parties to perform their respective obligations under this Agreement, each party may, from time to time, disclose to the other confidential or proprietary information ("Confidential Information"). Each party shall use all Confidential Information solely for the purpose of performing its obligations under this Agreement. Neither party shall disclose to any other person, other than employees or agents of the party who agree, in writing, to be bound by an equivalent undertaking, any Confidential Information. Entel agrees not to disclose any of TeleCorp's Confidential Information or any information pertaining to the Sites to a competitor of TeleCorp.

     B.   Exceptions

     The aforementioned restrictions shall apply to all Confidential Information with the exception of the following:

     1. Confidential Information which is made public -by either party or which otherwise is or hereafter becomes part of the public domain through no wrongful act, fault, or negligence on the part of the other party;

     2. Confidential Information which a party can reasonably demonstrate is already in such party's possession and not subject to an existing agreement of confidentiality;

     3. Confidential Information which is received from a third party without restriction and without breach of an agreement with TeleCorp or Entel;

     4. Confidential Information which is independently developed by a party as evidenced by its records; or

     5. Confidential Information which either party is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision thereof; provided that, to the extent that it may lawfully do so, the disclosing party shall provide the affected party with immediate written notice of the nature of the required disclosure and shall, where appropriate, provide that party with the opportunity to interpose an objection or obtain a protective order restricting the use and disclosure of the Confidential Information.

IX.  OWNERSHIP OF WORK PRODUCT AND INTELLECTUAL PROPERTY

     A.   Ownership of Work Product

          Entel shall promptly disclose to TeleCorp all written work product generated in the course of performing Site Development Services and all facts respecting such work product (the "Work Product"). Entel hereby assigns to TeleCorp all of Entel's right title and interest in Work Product, including without limitation all engineering or architectural drawings and specifications developed by Entel in connection with the Site Development Services and all intellectual property rights embodied therein. In addition, all inventions, discoveries, and other intellectual properties, whether or not patentable, that are conceived or reduced to practice by Entel in connection with the Site Development Services, are the sole property of TeleCorp, and Entel hereby fully and forever assigns same to TeleCorp.



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          Whenever requested, Entel shall execute a confirmatory assignment of particular items of Work Product and such other intellectual property rights, and it shall perform all acts reasonably necessary or appropriate to enable TeleCorp to obtain and enforce legal protections relating thereto in all countries. TeleCorp shall reimburse Entel's reasonable out-of-pocket expenses in connection therewith. The Work Product shall be the confidential and proprietary information of TeleCorp and shall be included within the definition of Confidential Information set forth in Section VIII above.

          In addition, all materials that Entel develops and delivers to TeleCorp pursuant to this Agreement shall become the sole and exclusive property of TeleCorp without limitation. Entel agrees to execute all documents and to take all steps that TeleCorp deems necessary or desirable to protect TeleCorp's ownership and property rights of these materials.

          No Implied Rights or Licenses.  Except as provided elsewhere in this
          -----------------------------
Agreement, no rights or licenses to the Work Product or TeleCorp's Confidential Information or to trademarks, inventions, copyrights, or patents embodied therein are implied or granted under this Agreement.

     B.   Owner's Right to Complete Work

          If Entel defaults or neglects to carry out any of its obligations, or takes any action, or omits to do anything which endangers safety or proper construction, or risks damage or injury to persons or property and fail within a [***] period after receipt of reasonable detailed written notice from TeleCorp not to commence and continue correction of such default or neglect with diligence and promptness, TeleCorp may correct all such work, omissions, or deficiencies, and TeleCorp shall be entitled to recover costs and expenses, including attorneys' fees, pertaining thereto from Entel.

X.  DISPUTE RESOLUTION

    A.    Arbitration Procedure

          If the parties in this Agreement are unable to resolve any dispute arising out of or relating to this Agreement, either party may refer such dispute for resolution by final and binding arbitration. The party submitting a dispute to arbitration shall give notice thereof to each other party to such dispute and to the President of the American Arbitration Association, who shall select an arbitrator (the "Arbitrator") who (i) has expertise and at least five years' experience in matters directly involved with the type of services to be performed under this Agreement in the Arlington, Virginia area, (ii) certifies to all parties that he/she is independent of the parties to the dispute and will be able to render an impartial decision, and (iii) agrees to proceed in accordance with the applicable provisions of this Section X.

          The Arbitrator shall hold one or more hearings to begin within fifteen
(15) days of his/her selection, shall furnish a written decision within forty-five (45) days of his/her selection, and shall provide an opinion demonstrating the basis for such decision. The

          Arbitrator may also attempt to mediate the dispute between parties if requested to do so by both of the parties.

          The parties hereto agree to exchange promptly any and all relevant documentation as the Arbitrator may order. All arbitration proceedings hereunder shall be conducted in private, and each party hereby agrees to maintain the confidentiality of the enforcement of the award. All arbitration hearings or mediation sessions are to be held in the Washington, DC metropolitan area unless otherwise agreed by the parties, and arbitration hearings need not be conducted in accordance with formal rules of evidence.

          The Arbitrator may determine the procedure for hearings which may, but need not, include (a) direct testimony of witnesses; (b) cross-examination of witnesses; (c) submission of sworn statement or affidavits; (d) consideration of relevant documents; and (e) consideration of other matters which the Arbitrator considers to be helpful in making his/her decision.

     B.   Cost of Arbitration

          The Arbitrator's fees and other expenses associated with arbitration shall be borne equally by the parties, unless the Arbitrator finds that the position of one party is frivolous or unreasonable, in which case, the Arbitrator may require the offending party to pay all fees and expenses (or some disproportionate amount) associated with the arbitration.

     C.   Continued Performance

          At all times during the course of arbitration proceedings, the parties shall continue in good faith to perform their respective obligations under this Agreement, to the extent such obligations are not in dispute. If a disputed issue is impeding continued performance by either party, the Arbitrator may adopt an expedited schedule upon request of either party. Notwithstanding the foregoing, should Entel not be paid in timely fashion for any Service not disputed and not subject to arbitration proceedings, Entel may suspend its performance of such Service.

     D.   Award Enforcement

          The arbitrator may award monetary damages and/or make a binding order, and the parties hereby agree that an award of the Arbitrator hereunder may be enforced by either party in the United state District Court for the Eastern District of Virginia (Alexandria Division).

XI   MISCELLANEOUS

     A.   Indemnification

          1. TeleCorp shall indemnify and hold harmless Entel, its affiliates, directors., officers, shareholders, agents, and employees thereof from and against any fine, penalty, loss, cost, damage, injury, claim, expense (including reasonable professional fees and costs and all reasonable fees and costs associated with enforcing this indemnification), or liability incurred by Entel as the result of any act, error, omission, non-performance by negligence, or wrongful act of TeleCorp arising directly out of the performance of this Agreement, including any election by TeleCorp to pursue certain rights under this Agreement.

          2. Entel shall indemnify and hold harmless the party and its affiliates, and the directors, officers, shareholders, agents, and employees thereof (collectively "Indemnities") from and against any fine, penalty, loss, cost, damage, injury, claim, expense (including reasonable professional fees and costs and all reasonable fees and costs associated with enforcing this indemnification), or liability arising out of or in connection with the performance of the Services, or any breach of this Agreement (individually and collectively "Liabilities") including, but not limited to, liabilities as a result of:

               a.  injury to or death of any person;

               b.  damage to, loss, or destruction of any property;

               c. infringement of a patent, copyright, trademark, service mark, trade name, trade dress, trade secret, or other intellectual property right proprietary right of a third party;

               d. the presence of any hazardous materials or substances, oils, asbestos, environmental pollution, or other substances regulated by any environmental law placed at any TeleCorp facility by Entel, its affiliates, or subcontractors, or which were released into any TeleCorp facility through the negligence or willful misconduct of Entel, its affiliates, or subcontractors; or

               e. any liability arising from Entel's failure to pay Entel's vendors or suppliers all sums properly due such parties.

2. Upon request of TeleCorp, Entel shall, at its expense, defend any claim, proceeding, appellate proceeding, or suit for Liabilities, whether or not litigation is actually commenced or the allegations are groundless or contain language that creates the potential for Liabilities against Indemnities. Entel shall also (i) keep TeleCorp and any other Indemnities subject to liabilities fully informed of the progress of such defendants of any settlement discussions, and (ii) afford TeleCorp or any Indemnities, each at its own expense, an opportunity to participate on an equal basis with Entel in the defense or settlement of any such Liabilities. No settlement shall be agreed to without the prior written consent of TeleCorp, which shall not be unreasonably withheld or delayed.

     B.  Assignment

         Assignment to Third Parties. TeleCorp may freely assign its rights and obligations hereunder. Except for a transfer to Wireless Facilities, Inc., or its affiliate, or as specifically permitted herein, Entel may not assign or transfer any right, interest, or obligation hereunder to any third party without the express written consent of TeleCorp, such consent not to be unreasonably withheld. Any purported assignment in violation of this Section shall be void.

     C.   Third Party Guarantees and Warranties

          If any of the Site Acquisition of Construction Management Services requires the purchase of equipment or materials or the procurement of services, Entel shall, for the protection of TeleCorp, demand from all vendors and subcontractors commercially reasonable guarantees and Warranties with respect to such equipment, materials, and services, which shall be made available to TeleCorp to the full extent of the terms thereof. Entel's liability with respect to such equipment and materials obtained from vendors or services from subcontractors shall be limited to procuring guarantees from such vendors or subcontractors and rendering all reasonable assistance to TeleCorp as part of the Site Development Services for the purpose of enforcing the same. Entel shall not purchase equipment or materials or procure services without advance written approval from TeleCorp of such purchases or procurements.

     D.   Permits

          Entel shall (without additional compensation) keep current all governmental permits (other than Building Permits), certificates, and licenses (including professional licenses) required by law to be in Entel's name necessary to perform the Services.

     E.   Publicity

          Entel shall not make news releases or issue other advertising pertaining to the Services or this Agreement without prior written approval of TeleCorp.

     F.   Notices

          All notices or other communications hereunder shall be in writing and shall be deemed to have been duly delivered and effective upon receipt if personally delivered, or on mailing if mailed by prepaid overnight express service, addressed to the following (or other addresses as the parties hereto may designate):

If to TeleCorp, to:

TeleCorp Holding Corporation, Inc.     If to Entel, to:

TeleCorp Holding Corporation, Inc.     Entel Technologies, Inc.
1110 North Glebe Road                  1110 North Glebe Road
Suite 300                              Suite 850
Arlington, Virginia 22201              Arlington, Virginia 22201
Attn: [***]                            Attn: [***]


* Confidential Treatment Requested

     G.   Binding Effect

          The Agreement shall be binding upon and enforceable by, and inure to the benefit of, successors, assigns, and transferees of the parties.

     H.   Further Assurances

          The parties shall execute and deliver such further instruments and perform such further acts as may reasonably be required to carry out the intent and purposes of this Agreement.

     I.   Choice of Law

          The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, excluding the conflict of law provisions thereof.

     J.   Waiver

          The failure of either party to insist upon strict performance of any obligation hereunder ' irrespective of the length of time for which such failure continue, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     K.   Severability

          In case any term of this Agreement shall be held invalid, illegal, or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby.

     L.   Headings

          All section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

     M.   Pronouns

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the context may require.

     N.   Counterparts

          This Agreement may be signed in any number of counterparts, each of which shall be considered an original and all of which taken together shall constitute one and the same instrument.

     0.   Modification; Amendment; Additional Services

          This Agreement may be amended only by a written instrument executed by an officer or authorized representative of each of the parties. In the event that the parties, at any time, desire Entel to provide services other than the types of those 'provided for in this Agreement, then, at such time, the parties shall execute an amendment to Sections III and IV of this Agreement, describing such services and the payment to be made therefor in a manner substantially similar to the manner in which Services and payment for Services are presently described therein. In the vent that the parties, so amend this Agreement, the agreement, as amended, shall continue in full force and effect thereafter.'

     P.   Construction of Agreement

          This Agreement shall be interpreted according to its plain meeting and shall not be strictly construed against either party.

     Q.   Force Majeure

          If the performance of any part of this Agreement, except for payment obligations, by either party is delayed, rendered impossible by reason of natural disaster, acts of god, actions or decrees of governmental bodies, power or equipment failures, strike or labor unrest, or any other causes beyond the control of the party whose performance is affected (hereinafter referred to as "Force Majeure Event"), the party who has been so affected shall immediately give written notice to the other party of the nature of any such conditions and the extend of delay and shall do everything possible to resume performance hereunder whenever such Force Majeure Event is removed or ceases. Upon receipt of such notice, performance of this Agreement, except for payment obligations, to the extent prevented by Force Majeure Event shall immediately be suspended.

     R.   Entire Agreement

          This Agreement constitutes the entire agreement of the parties with respect to the subject matters addressed, and shall supersede any and all prior negotiations, undertakings, and agreements with respect hereto.


                     [This space intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the Effective Date.

TELECORP HOLDING                     ENTEL TECHNOLOGIES, INC.
CORP., INC.


By:  /S/ Gerald Vento                  By: /S/ John T. Vento

Its:        C.E.O                      Its:   President

     New Orleans     11/21/97       BRG148             Ramah
     New Orleans     10/20/97       BRG149             United Co. #2

                                  Schedule A
                                 Assignment of
                                 Search Rings

       Market          Date       Search Ring          Site Name
                      Issued        Number

     New Orleans     11/21/97       BRG150             Villa Ashley
     New Orleans     11/21/97       BRG151             Entergy
     New Orleans     11/21/97       BRG153             S.Rosedale
     New Orleans     11/21/97       BRG154             Roadway Express
     New Orleans     11/21/97       BRG155             Sonic
     New Orleans     12/1/97        BRG157             Brooks Auto Sales
     New Orleans     11/21/97       BRG158             Fruit of the Spirit
                                                       Ministries
     New Orleans      12/1/97       BRG181             Super K Mart
     New Orleans      12/1/97       BRG205             South Corner View
     New Orleans      12/1/97       BRG206             Mall of Louisiana
     New Orleans     10/20/97       HMA051             Texaco Bridge Line Tower
     New Orleans     10/20/97       HMA052             Houma WT
     New Orleans     10/20/97       HMA053             Crown Point
     New Orleans     10/20/97       HMA120             Point la Hache
     New Orleans     10/20/97       HMA121             Belle Chasse/Bay
     New Orleans     10/20/97       HMA122             Irnton
     New Orleans     10/20/97       HMA127             Bouirgh
     New Orleans     10/20/97       HMA128             Amer.Tower
     New Orleans     11/21/97       HMA186             W. St. Charles Baptist
                                                       Church
     New Orleans     11/21/97       LAF082             Lafayette Hilton & Towers
     New Orleans     11/21/97       LAF083             Texaco, Inc.
     New Orleans     11/21/97       LAF085             Bradmoor Park
     New Orleans     11/21/97       LAF086             Landmark Building & Tower
     New Orleans     11/21/97       LAF087             Bank One
     New Orleans     11/21/97       LAF088             Cadillac & Buick
     New Orleans     11/21/97       LAF089             Centennial Wireless
     New Orleans     11/21/97       LAF090             Univ. Medical Center
     New Orleans     11/21/97       LAF091             Lafayette Govt., W.T.
     New Orleans     11/21/97       LAF163             Butcher Switch
     New Orleans     11/21/97       LAF164             Exit 121
     New Orleans     11/21/97       LAF165             Exit 109
     New Orleans     11/21/97       LAF169             Exit 115 Tri Towers
     New Orleans     11/21/97       LAF172             Advanced Products &
                                                       Systems
     New Orleans     11/21/97       LAF173             Honda of Lafayette
     New Orleans     11/21/97       LAF174             Dullas
     New Orleans     10/20/97       NOR001             ICRR
     New Orleans     10/20/97       NOR002             Jefferson Downs
     New Orleans     10/20/97       NOR003             Airport Hilton
     New Orleans     10/20/97       NOR004             Kenner Regional
     New Orleans     10/20/97       NOR005             Shrewsbury & Clairborne
     New Orleans     10/20/97       NOR006             Ochsner Found. Hospital
     New Orleans     10/20/97       NOR007             Napoleon Medical Building
     New Orleans     11/24/97       NOR008             Loyola University
     New Orleans      12/1/97       NOR009             Fountainbleu Storage
     New Orleans     12/1/978       NOR010             Pallas Suite Hotel
     New Orleans     10/20/97       NOR011             Fairgrounds  - Belfort

                                  Schedule B

                Addenda for Sites Outside Assigned Search Rings

                                  Schedule C

                              Major Trading Areas

     MTA Number                  MTA Name
     ----------                  --------
      [***]                        [***]



                              Basic Trading Areas

     BTA Number                   BTA NAME
      [***]                        [***]

*Confidential Treatment Requested

                                  Schedule D

                       Request for Engineering Services
                       --------------------------------

                                  Schedule E

                             Responsibility Matrix
                             ---------------------

                                   Exhibit F

In addition to those duties and services Entel required under the Agreement, Entel shall be responsible for performance and the following:

RF ENGINEERING SUPPORT
----------------------

1.  Identify, qualify and secure real estate for radio base station sites.

2. Perform field site visits in conjunction with RF Engineers to specify antenna mounting locations and antenna downtilts.

3.  Review base station construction drawings.

4.  Spectrum clearing.

BASE STATION SITE CONSTRUCTION
------------------------------

1.  Management of Architectural/Engineering design for site.

2. Use layout drawings to prepare Bill of Material. Furnish Bill of Material to Owner.

3.  Ensure that ground provided to minicell meets National Electrical Code
    Article 250.

4.  Preparation of tender documents for site construction bids.

5.  Application for building permits

6.  Evaluation of construction bids.

7.  Negotiations with bidders.

8.  Placing orders to contractors.

9.  Furnish estimated "site ready for installation" date to vendor.

10. Surveyor verification of initial antenna orientations.

11. Check of site ready for installation.

12. Develop punch list of outstanding civil issues.

13. Supervision of site construction.

                     REVISED AND RESTATED FIRST AMENDMENT
                                    TO THE
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           ENTEL TECHNOLOGIES, INC.


     THIS REVISED AND RESTATED FIRST AMENDMENT to the Master Services Agreement dated February 27, 1998, (the "Original Agreement") between TeleCorp Communications, Inc. ("TeleCorp") and Entel Technologies, Inc., the legal predecessor of Wireless Facilities, Inc. and its subsidiary, Wireless Facilities, Inc./Entel ("WFI") is entered into and made effective as of the 21 day of May, 1999 (the "Effective Date").

     WHEREAS, TeleCorp Holding Corp., Inc. and WFI (collectively referred to hereinafter as the Parties) entered into the Original Agreement pursuant to which WFI would provide TeleCorp Holding Corp., Inc., with various types of services related to TeleCorp's planned PCS system; and

     WHEREAS, pursuant to Section XI.B of the Original Agreement, TeleCorp Holding Corp., Inc. assigned the Original Agreement to TeleCorp Communications, Inc. as of July 17, 1998; and

     WHEREAS, TeleCorp wishes to extend its engagement of WFI to perform certain Fixed Network Engineering Consulting Services for TeleCorp's development of its PCS system in its several markets; and

     WHEREAS, TeleCorp wishes to engage WFI to perform Fixed Network Engineering Services crucial to the development of TeleCorp's planned PCS system in the [***] Major Trading Area (the "[***] MTA"); and

     WHEREAS, the Parties wish to amend the Original Agreement to include the scope of work and pricing for Fixed Network Engineering Services in the [***] MTA; and

     WHEREAS, the Parties wish to amend the Original Agreement with respect to its termination, withdrawal and compensation provisions; and

     WHEREAS, TeleCorp wishes to engage WFI to perform certain Site Development Services in the [***] MTA; and

     WHEREAS, the Parties wish to amend the Original Agreement to include the scope of work and pricing for Site Development Services in the [***] MTA; and

     WHEREAS, the Parties wish to amend the Original Agreement to indicate WFI's right of first refusal to perform any Services for TeleCorp's System in its present Service Areas or service areas in which TeleCorp builds a System in the future.

* Confidential Treatment Requested

     NOW THEREFORE, the Parties agree as follows:

     1.  Schedule C to the Original Agreement is hereby deleted and replaced
         ----------
with the Schedule C attached hereto.
         ----------

     2. TeleCorp hereby extends the engagement of WFI, through its employee Charlie Zachry, to perform certain Network Engineering tasks as outlined in Work Order 1 for Engineering Services, dated January 29, 1998 and incorporated into the Original Agreement. Work Order 1 is hereby replaced with a new Schedule G,
                                                                   ----------
which is attached hereto and made a part of the Original Agreement.

     3. As contemplated by the Parties in Section III E. of the Original Agreement, TeleCorp hereby engages WFI to perform Fixed Network Engineering Services in the [***] MTA, pursuant to Schedule D, which is attached to
                                             ----------
this First Amendment and hereby attached to and made a part of the Original Agreement.

     4.  (i)   Section IV. B. 1. b. of the Original Agreement is amended in its entirety to state as follows:

         b. Per Site fees for Program Management Services. In consideration for performance of the Program Management Services, TeleCorp shall pay Entel [***] per Site, [***].

         (ii) Section IV. B. 1. d. of the Original Agreement is amended in its entirety to state as follows:

         d.  Withdrawal.
             In the event TeleCorp elects to withdraw a Site assigned to Entel, TeleCorp shall give Entel notice of such withdrawal, and shall pay Entel [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other amounts due hereunder for work completed on the Site as of the date of TeleCorp's withdrawal notice.


         (iii) Section IV. B. 2. b. of the Original Agreement is amended in its entirety to state as follows:

         b.  Withdrawal.
             In the event TeleCorp elects to withdraw a CMS Site, TeleCorp shall give Entel notice of such withdrawal, and shall pay Entel [***]% of the milestone installment that would be due if the work currently in progress was completed and [***]% of all other work completed on the withdrawn CMS Site as of the date of TeleCorp's withdrawal notice.

         (iv) Section V.B. of the Original Agreement is amended in its entirely as follows:




* Confidential Treatment Requested

         b.  Termination Without Cause

             TeleCorp may terminate this Agreement or the provision of any Service by Entel hereunder upon [***] days prior written notice for any reason or no reason.

     5. TeleCorp hereby engages WFI to perform Site Development Services in the [***] MTA, pursuant to the terms of the Original Agreement as supplemented by those terms that are set forth in Schedule H attached hereto.  Schedule H is
                                     ----------                   ----------
hereby attached to and made a part of the Original Agreement.

     6. The Original Agreement is hereby amended to insert the following paragraph as Section VII. C. 4:

             During the term of this Agreement, but subject to early termination in accordance with the terms of this Agreement, TeleCorp shall not purchase the services provided by WFI hereunder (the "Services") on a market to market basis, for any sites other than those Phase 2 sites identified on Schedule I attached, without first complying
                                 ----------
             with the following terms and procedures: In the event that TeleCorp wishes to purchase Services, TeleCorp shall provide a written notice (the "TeleCorp Initiating Notice") to WFI stating the general nature of the Services to be purchased and the geographic area or location in or at which such activities shall take place. WFI shall have [***] after receipt of the TeleCorp Initiating Notice to provide a written notice (the "WFI Responsive Notice") to TeleCorp as to whether or not WFI wishes to enter into exclusive negotiations with TeleCorp to provide such Services in the geographic area or location set forth in the TeleCorp Initiating Notice. If WFI provides the WFI Responsive Notice within such [***] time frame, the Parties shall promptly enter into exclusive negotiations to attempt to enter into an agreement for TeleCorp's procurement of such Services in such geographic area or location, such negotiations to extend for no more than [***] after the WFI Responsive Notice. In the event that either WFI sends no WFI Responsive Notice within the above time frame or the Parties are unable to reach agreement during the period of exclusive negotiations, then TeleCorp shall be free to procure such Services from a third party in the geographic area or location listed in the TeleCorp Initiating Notice without any restrictions or limitations under this Agreement whatsoever. Nothing in this Section shall be deemed to obligate either Party to enter into an agreement for purchase of the Services during the exclusive negotiation period, which either Party may or may not elect to do in its sole discretion.

             [***]

     7. The Parties' notice addresses set forth in Section XI F. of the Original Agreement are hereby replaced as follows:

* Confidential Treatment Requested

         If to TeleCorp, to:                If to WFI, to:
         TeleCorp Communications, Inc.      Wireless Facilities, Inc.
         1010 North Glebe Road              9805 Scranton Road
         Suite 800                          Suite 100
         Arlington, VA 22201                San Diego, CA 92121
         Attn: [***]                        Attn:  [***]


     8. This Revised and Restated First Amendment amplifies and modifies where specifically provided herein, but does not replace the Original Agreement. All capitalized terms not defined in this Revised and Restated First Amendment shall have the meanings assigned to them in the Original Agreement. Except as otherwise specifically provided in this Revised and Restated First Amendment, all of the terms and conditions of the Original Agreement shall remain unchanged and in full force and effect. This Revised and Restated First Amendment supersedes and replaces in its entirety the First Amendment executed by the Parties and dated May 7, 1999, which First Amendment shall be void and of no effect.

     IN WITNESS WHEREOF, the Parties have executed this First Amendment effective as of the date first written above.

TELECORP COMMUNICATIONS, INC.           WIRELESS FACILITIES, INC.

By: /s/ Thomas H. Sullivan              By: /s/ Masood Tayebi
   -----------------------                 ------------------------
Name:  Thomas H. Sullivan               Name:  Masood Tayebi
      -------------------                    ----------------------
Title: President                        Title: President
      ----------------------                  ------------------------

* Confidential Treatment Requested

                                  SCHEDULE C
                                  ----------
                                    TO THE
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           ENTEL TECHNOLOGIES, INC.


                              Major Trading Areas
                              -------------------


           MTA NUMBER         MTA Name
           ----------         --------

            [***]              [***]




                              Basic Trading Areas
                              -------------------


           BTA Number         BTA Name
           ----------         --------

            [***]              [***]






* Confidential Treatment Requested

                                  SCHEDULE D
                                  ----------
                                    TO THE
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           ENTEL TECHNOLOGIES, INC.


Scope of Work
-------------

WFI will perform a complete turnkey design, engineering, equipment selection and procurement, and project management of installation and testing of a wireless microwave backhaul network in Puerto Rico in support of TeleCorp's PCS network deployment in this market. Specifically, WFI will perform the following tasks:


Transmission Engineering
------------------------

 .  Conduct preliminary wireless backhaul system design

 .  Perform path profile using 3-second data and topographic maps

 .  Conduct field path surveys

 .  Conduct site surveys

 .  Optimize preliminary wireless backhaul system design

 . Conduct frequency coordination and prepare and submit FCC license applications

Equipment Procurement
---------------------

 .  Provide material procurement and management

 .  Prepare equipment list specifications

 .  Prepare equipment proposal for microwave radios and antenna systems

 .  Evaluate vendor's proposal and select vendors

 .  Prepare material list

 .  Procure all equipment and manage inventory

Installation, Testing and Commissioning
---------------------------------------

 .  Conduct construction feasibility assessments

 .  Coordinate and prepare third-party service agreements

 .  Select qualified subcontractor

 .  Provide zoning and Building permit support

 .  Conduct pre-construction meeting

                                  SCHEDULE D
                                  ----------

 . Provide on-site construction management for installation, testing, and commissioning of the microwave backhaul system

 .  Provide site documentation and records management

 .  Conduct site inspections

 .  Provide system as-built drawings

 .  Prepare and submit site completion package

 .  Coordinate microwave radio training

Project Management
------------------

 .  Create project implementation strategies

 .  Establish project goals including project costs and schedules

 .  Schedule, track, and report project progress

 .  Obtain local vendor pricing for equipment and installation services

 .  Monitor budget and costs


Project Schedule
----------------

WFI will work with Lucent and TeleCorp to develop the installation schedule and will provide such schedule to TeleCorp on a periodic basis (weekly) and/or as requested.


Project Staffing
----------------

The project team will be located at TeleCorp's office facilities in San Juan, Puerto Rico for the duration of the project. The project manager will be responsible for project tracking, reporting, cost control, and overall implementation of the network. The project manager will also be the designated point of contact with TeleCorp project manager. Engineering staff will be responsible for transmission engineering, equipment procurement and frequency planning/ coordination, licensing, and equipment installation and testing procedures. Construction supervisors will be responsible to oversee material management, equipment inventory, installation, alignment and testing of the network.


[***] Fees
----------

WFI's service fees for the tasks detailed in the scope of work will be [***] per path. This fee includes [***]. The fee also includes [***]. The fixed fee does not include [***].

* Confidential Treatment Requested

                                  SCHEDULE D
                                  ----------

Payment Schedule
----------------

TeleCorp shall pay to WFI the following fee for each path to be paid in [***] payments, as follows:

[***].

WFI may invoice TeleCorp monthly for any outstanding third party invoices received by WFI after path completion. All payments are due within thirty (30) days of receipt by TeleCorp.




* Confidential Treatment Requested

                                  SCHEDULE G
                                  ----------
                                    TO THE
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           ENTEL TECHNOLOGIES, INC.

Fixed Network Engineering Consulting Services
---------------------------------------------


Scope of Work
--------------

WFI shall provide Fixed Network Engineering Consulting Services as directed by TeleCorp, which services shall be in the nature of Carrier Relations Services, Coordination of Dual Entrance Facilities, Interconnection Design Support, Circuit Order and Tracking Process Support and General Market Support.


Pricing
-------

TeleCorp shall pay WFI [***] per day for Fixed Network Engineering Consulting Services (the "Service Fee"). [***] In addition to the Service Fee, TeleCorp shall reimburse WFI for [***]. Such expenses shall be passed through to TeleCorp with a [***]% administrative fee.


Payment Schedule
----------------

WFI shall invoice TeleCorp monthly for Fixed Network Engineering Consulting Services performed the previous month. All payments are due within thirty (30) days of receipt of WFI's invoice.


Duration
--------

WFI shall perform Fixed Network Engineering Consulting Services as directed by TeleCorp for a period of [***] from the Effective Date of the First Amendment to the Master Services Agreement.

* Confidential Treatment Requested

                                  SCHEDULE H
                                  ----------
                                    TO THE
                           MASTER SERVICES AGREEMENT
                                    BETWEEN
                         TELECORP COMMUNICATIONS, INC.
                                      AND
                           ENTEL TECHNOLOGIES, INC.

Site Development Services for the [***] MTA
-------------------------------------------


Scope of Work
-------------

WFI shall perform Site Development Services for TeleCorp in the [***] MTA, for Search Rings issued to WFI by TeleCorp. Site Development Services include all of the site acquisition, construction management and program management services listed in the Master Services Agreement in Sections III A., B. and C.

Pricing and Payment Schedule
----------------------------

TeleCorp shall pay WFI a fixed fee per site of $[***], except as provided below. WFI shall invoice TeleCorp monthly for each portion of the per site fee as indicated below, upon completion of each of the following milestones:

     ----------------------------------------------------------------
      Milestone                                       Milestone Fee
                                                         per Site
     ----------------------------------------------------------------
      [***]                                              $ [***]
     ----------------------------------------------------------------
      [***]                                              $ [***] *
     ----------------------------------------------------------------
      [***]                                              $ [***]
     ----------------------------------------------------------------
      [***]                                              $ [***]
     ----------------------------------------------------------------
      [***]                                              $ [***]
     ----------------------------------------------------------------
      Total                                              $ [***]
     ----------------------------------------------------------------

* [***].

[***]


* Confidential Treatment Requested

Duration
--------

WFI shall commence performing Site Development Services for TeleCorp in the [***] MTA on or about February 1, 1999, and shall continue until all sites have been accepted by TeleCorp and at the conclusion of customary wind-up activities.

* Confidential Treatment Requested